UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Section 240.14a-12

Jo-Ann Stores
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2010. JO-ANN STORES, INC. JO-ANN STORES, INC. 5555 DARROW RD. HUDSON, OH 44236 Meeting Information Meeting Type: Annual Meeting For holders as of: April 12, 2010 Date: June 10, 2010 Time: 9:00 AM EDT Location: Jo-Ann Stores, Inc. Corporate Conference Center 5373 Darrow Road (Route 91) Hudson, OH 44236 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M23932-P92849

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTER How to View Online: Have the information that is printed in the box marked by the arrow 1234 5678 9012 (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow 1234 5678 9012 (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow 1234 5678 9012 available and follow the instructions. Vote By Telephone: To vote by telephone, go to www.proxyvote.com. Use the telephone number on the website to vote these shares. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. M23933-P92849

Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) Scott Cowen 06) David Perdue 02) Joseph DePinto 07) Beryl Raff 03) Ira Gumberg 08) Alan Rosskamm 04) Patricia Morrison 09) Tracey Travis 05) Frank Newman 10) Darrell Webb The Board of Directors recommends you vote FOR proposals 2, 3 & 4: 2. To ratify the selection of Ernst & Young LLP to serve as our independent registered public accountants for the fiscal year ending January 29, 2011. 3. To amend the company’s 2008 Incentive Compensation Plan to increase the number of shares available under the Plan from 1,825,000 to 3,125,000 shares. 4. To amend the company’s Code of Regulations to authorize the Board of Directors to amend the Code of Regulations as permitted by the Ohio General Corporation Law. 5. To transact any other business properly brought before the meeting. M23934-P92849

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